1 August 6, 2025 2025 Second Quarter Financial Results Our Mission: Protect and Save Lives

2 This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding the future performance of the Company or any of our businesses, our business strategy, future operations, future financial position, future revenues and earnings, our ability to achieve the objectives of our restructuring initiatives and divestitures, including our future results, projected costs, prospects, plans and objectives of management, are forward-looking statements. We generally identify forward-looking statements by using words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. These forward-looking statements are based on our current intentions, beliefs, assumptions and expectations regarding future events based on information that is currently available. You should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement contained herein. Any such forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including, among others, the availability of USG funding for contracts related to procurement of our medical countermeasure ("MCM") products, including CYFENDUS® (Anthrax Vaccine Adsorbed (AVA) Adjuvanted), previously known as AV7909, and ACAM2000® (Smallpox (Vaccinia) Vaccine, Live), CNJ-016® (Vaccinia Immune Globulin Intravenous (Human) (VIGIV)), BAT® (Botulism Antitoxin Heptavalent (A,B,C,D,E,F,G)-(Equine)), BioThrax® (Anthrax Vaccine Adsorbed) EbangaTM (ansuvimab-zykl) and/or TEMBEXA® among others, as well as contracts related to development of medical countermeasures; our ability to meet our commitments to quality and compliance in all of our manufacturing operations; our ability to negotiate additional USG procurement or follow-on contracts for our MCM products that have expired or will be expiring; the commercial availability and impact of a generic and competitive marketplace on future sales of NARCAN® (naloxone HCL) Nasal Spray and over-the-counter NARCAN® Nasal Spray; our ability to perform under our contracts with the USG, including the timing of and specifications relating to deliveries; the ability of our contractors and suppliers to maintain compliance with current good manufacturing practices and other regulatory obligations; our ability to negotiate new or further commitments related to the collaboration and deployment of capacity toward future commercial manufacturing related to our bioservices and under existing Bioservices contracts; our ability to collect reimbursement for raw materials and payment of service fees from our Bioservices customers; the results of pending government investigations and their potential impact on our business; our ability to satisfy the conditions of our litigation settlement agreements, and the potential impact of such agreements, including the funds to resolve the related litigation, on our business; our ability to comply with the operating and financial covenants required by (i) our term loan facility under a credit agreement, dated August 30, 2024, among the Company, the lenders from time to time party thereto and OHA Agency LLC, as administrative agent, (ii) our revolving credit facility under a credit agreement, dated September 30, 2024, among the Company, certain subsidiary borrowers, the lenders from time to time party thereto and Wells Fargo, National Association, as Agent, and (iii) our 3.875% Senior Unsecured Notes due 2028; our ability to maintain adequate internal control over financial reporting and to prepare accurate financial statements in a timely manner; our ability to maintain sufficient cash flow from our operations to pay our substantial debt, both now and in the future; our ability to invest in our business operations as a result of our current indebtedness; the impact of our share and debt repurchase programs; the procurement of our product candidates by USG entities under regulatory authorities that permit government procurement of certain medical products prior to United States Food and Drug Administration marketing authorization, and corresponding procurement by government entities outside the United States; our ability to realize the expected benefits of the sale of our travel health business to Bavarian Nordic, the sale of our Drug Product facility in Baltimore-Camden to Bora Pharmaceuticals Injectables Inc., a subsidiary of Bora Pharmaceuticals Co., Ltd., the sale of RSDL® to BTG International Inc., a subsidiary of SERB Pharmaceuticals and the sale of our Baltimore-Bayview drug substance manufacturing facility to Syngene International; the impact of the organizational changes we announced in January 2023, August 2023, May 2024 and August 2024; the success of our commercialization, marketing and manufacturing capabilities and strategy; our ability to identify and acquire companies, businesses, products or product candidates that satisfy our selection criteria; our ability to realize the full benefits from our divestitures and sales of assets; the impact of cybersecurity incidents, including the risks from the unauthorized access, interruption, failure or compromise of our information systems or those of our business partners, collaborators or other third parties; and the accuracy of our estimates regarding future revenues, expenses, capital requirements and need for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Readers should consider this cautionary statement, as well as the risks identified in our periodic reports filed with the Securities and Exchange Commission, when evaluating our forward-looking statements. Trademarks: Emergent®, BioThrax®, BaciThrax®, BAT®, Trobigard®, Anthrasil®, CNJ-016®, ACAM2000®, NARCAN®, CYFENDUS®, TEMBEXA® and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. All other brands, products, services and feature names or trademarks are the property of their respective owners, including KLOXXADO®, which is a registered trademark of Hikma Pharmaceuticals USA Inc. Safe Harbor Statement/Trademarks 2

3 Today’s Topics Joe Papa President and CEO Rich Lindahl EVP, CFO and Treasurer Joe Papa President and CEO Mid-Year Transformation Plan Update Key Performance Highlights Q2 & YTD 2025 Financial Results Full Year 2025 Guidance Q2 Business Performance & Growth Catalysts Q&A TopicPresenter

4 Mid-Year Transformation Plan Update Joe Papa President and Chief Executive Officer

5 55 2025 Turnaround Priorities • Pursue strategic investments that deliver stable, long-term growth • Create long-term and sustainable value for shareholders • Drive profitable growth and enhanced operational efficiency • Maintain market leadership position by identifying and distributing solutions to high priority public health threats 2026+ Transformation • Strategic transformation for long-term growth and profitability Multi-Year Transformation Plan is on Track, Focused on Advancing Turnaround Efforts

EMERGENT

Strong Q2 Performance on Both Top and Bottom Line

Q2 Revenues of $141M, +$21M above high end of guidance

Guidance: raising the low end/midpoint of Adjusted EBITDA[1] to $175 - $200M and narrowing the 2025 revenue range to $765 - $835M

Solid MCM performance reflects increased global demand and strategic diversification beyond the U.S.

- Industry MCM leader with 7 contracts executed YTD
- Ongoing engagement with the U.S. government (BAT® and CNJ-016® contract mods); int'l MCM sales represent 48% of total MCM revenue YTD

Improved cash to $267M, and liquidity of $367M increased +$297M versus prior year with strong AR collections in Q2

- Earned $20M of Bavarian Nordic milestones payment

Continued market leadership across naloxone category

- Rebounded from Q1 one-time events; roughly +50% revenue increase vs. Q1'25
- Continued naloxone demand across all channels supports steady market presence and future growth prospects for NARCAN® Nasal Spray 4 mg

Net leverage[1] is 1.9x Adjusted EBITDA[1], down significantly from 9.9x in Q2 2024

- Added to the Russell 3000® Index, which includes the Russell 2000, Russell 2000 Value and Russell Microcap Indices

Drove organic and inorganic growth activities while creating shareholder value

- 2024 divestments generated $153M with minimal impact to EBITDA
- KLOXXADO® Nasal Spray 8 mg (U.S. and Canada commercial rights)
- Rocketvax investment/partnership
- 1.1M shares repurchased in Q2 2025

Focus on increasing long-term and sustainable value for shareholders

Continued commitment to prioritizing patient safety, quality and compliance

6

1. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures.

7 Well Positioned as a Trusted Public Health Partner for the U.S. Government & Allied Governments 25+ years of experience developing and manufacturing protections against health threats. We invest in our biodefense capabilities to remain ready to help protect and save lives. Sustainable and durable North American manufacturing and supply chain model (USMCA-compliant) 7 Committed to our practice of offering the most favored pricing for our MCMs to the U.S. government Experience working with allied public health partners to respond to real-time outbreaks and epidemics Expect minimal impact from tariffs on EBS products

8 Financials Rich Lindahl EVP, Chief Financial Officer & Treasurer

9 $119 $56 $86 $44 $33 $12 Q2 2024 Q2 2025 (4)% 20% Q2 2024 Q2 2025 26% 49% Q2 2024 Q2 2025 $255 $141 Q2 2024 Q2 2025 ($ in millions) 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. 3. Q2 2024 Total Revenues includes revenue related to the RSDL® product and Camden Facility, which were sold in Q3 2024 and no longer contribute to Total Revenues in Q2 2025. 2024 restructuring actions driving cost efficiencies Total Revenues Adjusted EBITDA & Adjusted EBITDA Margin 2 Adjusted Gross Margin % 2 Operating Expenses (R&D and SG&A) SG&A SG&A Key Financial Performance Metrics Q2 2025 vs. Q2 20241 R&D SG&A R&D+ 2,300 bps 3 + 2,400 bps $(63) $(10) $29

10 $120 $39 $18 $7 $68 $12 $41 $5 NARCAN Anthrax MCM Smallpox MCM Other Products $255 $141 Total Revenues $184 $71 $126 $15 Total Product Sales, net All Other Revenues 1. All financial information incorporated within this presentation is unaudited. 2. Q2 2024 included NARCAN California sales, and was prior to Public Interest pricing adjustments. 3. Product sales, net are reported net of variable consideration including returns, rebates, wholesaler fees and prompt pay discounts in accordance with U.S. GAAP. 4. Comprises revenues from the Services operating segment and contracts and grants revenues. Notable Revenue Elements Q2 2025 vs. Q2 20241 Q2 2024 Q2 2025 ($ in millions) 3 4 2

11 10% 29% YTD 2024 YTD 2025 $219 $124 $171 $96 $48 $28 YTD 2024 YTD 2025 39% 54% YTD 2024 YTD 2025 $555 $363 YTD 2024 YTD 2025 ($ in millions) 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. 3. 2024 Total Revenues includes revenue related to the RSDL® product and Camden Facility, which were sold in Q3 2024 and no longer contribute to Total Revenues in 2025. 2024 restructuring actions driving cost efficiencies Total Revenues Adjusted EBITDA & Adjusted EBITDA Margin 2 Adjusted Gross Margin % 2 Operating Expenses (R&D and SG&A) SG&A SG&A Key Financial Performance Metrics YTD 2025 vs. YTD 20241 R&D SG&A R&D + 1,500 bps 3 + 1,900 bps $(95) $57 $106

12 $239 $95 $68 $55 $113 $60 $147 $8 NARCAN Anthrax MCM Smallpox MCM Other Products $555 $363 Total Revenues $457 $98 $328 $35 Total Product Sales, net All Other Revenues 1. All financial information incorporated within this presentation is unaudited. 2. YTD 2024 included NARCAN California sales, and was prior to Public Interest pricing adjustments. 3. Product sales, net are reported net of variable consideration including returns, rebates, wholesaler fees and prompt pay discounts in accordance with U.S. GAAP. 4. Comprises revenues from the Services operating segment and contracts and grants revenues. Notable Revenue Elements YTD 2025 vs. YTD 20241 YTD 2024 YTD 2025 ($ in millions) 3 4 2

13 $(15) $95 Q2 2024 Q2 2025 9.9x 1.9x Q2 2024 Q2 2025 $70 $367 $267 $100 Q2 2024 Q2 2025 $864 $700 $794 $433 Q2 2024 Q2 2025 1. All financial information incorporated within this presentation is unaudited. 2. Net Debt divided by Trailing Twelve Month Adjusted EBITDA. 3. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. 4. Gross Debt and Net Debt for the period ended June 30, 2025 and June 30, 2024 excludes $32.2 million and $1.6 million of unamortized debt issuance costs, respectively. Operating Cash Flow Generation Continued Strong, Improved Financial Metrics in 20251 51% Improved Liquidity Year Over Year Material Debt Reduction 3,4 Significantly Improved Net Leverage 2,3 ($ in millions) Gross Debt Net Debt 3,4 Cash Revolver Cash $110 $297 Cash

14 Capital Allocation Priorities Share Repurchase Growth Investments Debt Repayment • 12 Month $50M Share Repurchase Program • 1.1M Shares Repurchased for $6.9M in Q2 • Net Debt1 $433M, a 45% reduction vs. last year • Net Leverage1 1.9x 1. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. • International MCM growth plan • KLOXXADO® Nasal Spray 8 mg (Rx) • Rocketvax investment/partnership • Internal R&D Investments • Additional business development opportunities

EMERGENT

Raising the Low End/Midpoint of Full Year (FY) 2025 Profitability Guidance

METRIC ($ in millions)	FY 2025 as of August 6, 2025		FY 2025 as of May 7, 2025	FY 2025 as of March 3, 2025
Total revenues	$765 - $835	●	$750 - $850	$750 - $850
Net income	$40 - $65	↑	$20 - $70	$16 - $66
Adjusted net income[1]	$45 - $70	↑	$20 - $70	$20 - $70
Adjusted EBITDA[1]	$175 - $200	↑	$150 - $200	$150 - $200
Adjusted gross margin %[1]	50% - 52%	↑	48% - 51%	48% - 51%
Segment Level Revenue MCM Products[2]	$440 - $475	●	$435 - $485	$435 - $485
Segment Level Revenue Commercial Products[3]	$265 - $300	●	$265 - $315	$265 - $315

Key Assumptions ($ and shares in millions)	
Interest expense	$50
R&D	~7% to 8% of Revenues
SG&A	~26% to 27% of Revenues
Weighted avg. fully diluted share count	~54
Capex	~$16
Depreciation & amortization	~$100

($ in millions)	**Third Quarter 2025 Revenue Guidance**
Total Revenues	$180 - $210

1. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures.
2. Our MCM Products forecast excludes revenues related to RSDL®, which product was sold during the third quarter of 2024.
3. Our Commercial Products forecast consists of revenues for NARCAN® Nasal Spray and revenues from distribution of KLOXXADO® Nasal Spray 8 mg pursuant to an agreement with Hikma Pharmaceuticals PLC in January 2025.

15

1 6 16 2025 Key Summary • Continued strong execution and progress on the turnaround phase of multi-year plan through mid-year 2025 • MCM business on track – U.S. gov't orders in-line with expectations and strong international MCM sales represent 48% of total MCM revenue YTD • Increased gross margin & profit follow through from 2024, generated through restructuring actions and improved utilization across manufacturing network • Continued positive operating cash flow in 2025 & strong cash generation year-to-date • Deleveraging with Net Debt1 declining 45% YoY and Net Leverage1 of 9.9x reducing to 1.9x as of Q2 • Identifying opportunities to deliver value to shareholders, including 1.1M shares repurchased in Q2 2025 1. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures.

17 Q2 2025 Business Performance Catalysts to Enable Growth Joe Papa President and Chief Executive Officer

18 • While many factors are driving the reduction in opioid overdose deaths since 2023-2024; third-party sources* have associated the timing and introduction of OTC NARCAN® Nasal Spray with this decline • U.S. and Canada still experiencing persistent and evolving shifts with opioid epidemic and accidental poisonings • NARCAN® Nasal Spray demand in the U.S. rebounded by 50% in Q2 vs. Q1 2025 (one- time events), with sustained market leadership across all channels Market-leading offerings continue to command differentiated price Public interest: strong leadership with new/retained state/groups • NARCANDirect® now includes KLOXXADO® Nasal Spray and Convenience Kits Additional access drivers: • Ongoing retail presence, new Amazon Prime Day effort for OTC NARCAN® Nasal Spray (July) • New B2B partners and distribution solutions (Paladin & Deterra) • KLOXXADO® Nasal Spray - new Preferred status on Humana Medicare Part D • $65M contract with Ontario Ministry of Health for NARCAN® Nasal Spray (orders started) • Supplied G7 Leaders’ Summit in Canada with NARCAN® Nasal Spray Naloxone Business: Critical Efforts to Reduce Overdose Deaths *Source: Opinion | Purdue Pharma’s $7.4 billion settlement should go toward Narcan - The Washington Post Saving lives by expanding access to NARCAN® Nasal Spray 4 mg, KLOXXADO® Nasal Spray 8 mg and other solutions

Medical Countermeasures: Continued Support for Global Preparedness and Response

EMERGENT

- U.S. and Allied NATO member nations expanding defense spending to 5% from 2% by 2035; signals increased demand for medical countermeasures, providing a potential tailwind for EBS's business
- HERA Industry Day Meeting insights suggests the EU's prioritization of MCMs globally

U.S. & allied government procurement help bolster biodefense supply:

- $62.4M contract modification for BAT® [Botulism Antitoxin Heptavalent (A, B, C, D, E, F, G) – (Equine)]
- $51.9M contract modification for CNJ-016® [Vaccinia Immune Globulin Intravenous (Human)] (VIGIV)
- 7 revenue-generating contract modifications secured YTD

Our collective mpox response:

- New journal publication in *Expert Review of Anti-infective Therapy* journal reviews brincidofovir as potential antiviral for mpox
- Panther-led MOSA trial in Africa evaluating TEMBEXA® (brincidofovir) for mpox; enrolling patients
- Engaging with Africa leaders and the WHO on Emergency Use Listing ACAM2000® vaccine for mpox (pending)

19

20 20 With a stronger cash and liquidity position in 2025, we plan to invest to enable sustainable, long- term growth • Exploring potential for government-funded R&D development programs • Selectively evaluating strategically suitable external programs Completed Rocketvax investment & pursuit of strategic relationship Expanding U.S. & international MCM orders and opportunities Strong cash & liquidity position enables additional internal programs and external business development opportunities Obtained KLOXXADO® Nasal Spray U.S. and Canada exclusive commercial rights; additional line extensions for naloxone business Multiple Growth Opportunities Ahead

2 1 21 • Exceeded management expectations on Q2 financial performance; strong outlook for 2H 2025 • Raising the low end/midpoint of full year profitability guidance • On track to execute on key turnaround actions, financial targets to drive our business forward o Well positioned with government partners through shifting external environment o Sustainable and durable N.A. manufacturing footprint o Strong performance for naloxone business; launched new solutions o Continue to meet USG expectations for MCM preparedness efforts; ongoing engagement globally • Pursuing organic and inorganic growth initiatives and creating shareholder value • Elevating our business lines for competitive landscape • Continuously ensuring the highest standards of patient safety, quality and compliance Q2 Performance Summary

22 Appendix

23 End Notes: Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Certain of these financial measures are considered not in conformity with GAAP (“non-GAAP financial measures”) under the United States Securities and Exchange Commission (“SEC”) rules. Specifically, we have referred to the following non- GAAP financial measures: • Adjusted Net Income (Loss) • Adjusted EBITDA • Adjusted EBITDA Margin • Adjusted Gross Margin • Adjusted Gross Margin % • Net Debt • Net Leverage Ratio We define Adjusted Net Income (Loss), which is a non-GAAP financial measure, as net income (loss), excluding the impact of changes in fair value of financial instruments, acquisition and divestiture-related costs, severance and restructuring costs, loss on assets held for sale, inventory step-up provision, non-cash amortization charges, contingent consideration milestones, other income (expense) items, impairments, settlement charge, net, exit and disposal costs and tax effect. We believe that these non- GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Adjusted EBITDA, which is a non-GAAP financial measure, as net loss before income tax provision (benefit), interest expense, net, depreciation and amortization, excluding the impact of changes in fair value of financial instruments, impairments, exit and disposal costs, acquisition and divestiture-related costs, severance and restructuring costs, settlement charges, net, gain (loss) on sale of business, loss on assets held for sale, inventory step-up provision, contingent consideration milestones, impairments, settlement charge, net, exit and disposal costs and other income (expense) items. We define Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA divided by Total Revenues. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provides management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry, although it may be defined differently by different companies. Therefore, we also believe that this non-GAAP financial measure, considered along with corresponding GAAP financial measures, provides management and investors with additional information for comparison of our operating results with the operating results of other companies.

24 End Notes: Non-GAAP Financial Measures (Continued) We define Adjusted Gross Margin, which is a non-GAAP financial measure, as Gross Margin, excluding the impact of intangible asset amortization, restructuring costs, changes in the fair value of financial instruments, settlement charge, net and inventory step-up provision. We define Adjusted Gross Margin %, which is a non-GAAP financial measure, as Adjusted Gross Margin as a percentage of Products and services sales, net. We define Net Debt, which is a non-GAAP financial measure, as our total debt less our cash and cash equivalents. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's ability to pay its debts. We define Net Leverage Ratio, which is a non-GAAP financial measure, as our Net Debt divided by our Trailing Twelve Month Adjusted EBITDA. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's current borrowing capabilities. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. For additional information on the non-GAAP financial measures noted here, please refer to the reconciliation tables provide in the Appendix to this presentation as well as the associated press release which can be found on the Company’s website at www.emergentbiosolutions.com.

Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss) - Q2 2025 vs. Q2 2024 & YTD 2025 vs. YTD 2024 25 (unaudited, $ in millions) Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Source Net income (loss) $ (12.0) $ (283.1) $ 56.0 $ (274.1) Adjustments: Non-cash amortization charges $ 18.7 $ 21.1 $ 37.2 $ 44.3 Amortization of intangible assets ("IA"), Other Income Impairments — 27.2 — 27.2 Impairment of long-lived assets Severance and restructuring costs 0.5 17.1 (0.8) 16.6 Cost of product and services sales, net, SG&A and R&D Impact of purchase accounting on inventory step-up — — 1.8 — Cost of product and services sales, net Acquisition and divestiture costs — — 0.2 — SG&A Exit and disposal costs — 13.3 — 13.3 R&D Loss on assets held for sale — 40.0 12.2 40.0 Other Income (Expense) Settlement charges, net — 110.2 — 110.2 Cost of product and services sales, net Contingent consideration milestone — — (50.0) — Other Income (Expense) Changes in level 3 fair value financial instruments 2.9 0.1 (6.6) 0.6 Cost of product and services sales, net and Other Income (Expense) Other income (expense), net item 5.0 — (2.9) 3.1 Other Income (Expense) Tax effect (6.5) (67.9) 2.2 (72.1) Total adjustments: $ 20.6 $ 161.1 $ (6.7) $ 183.2 Adjusted net income (loss) $ 8.6 $ (122.0) $ 49.3 $ (90.9)

Reconciliation of Net Income (Loss) to Adjusted EBITDA and Net Income (Loss) Margin to Adjusted EBITDA Margin - Q2 2025 vs. Q2 2024 & YTD 2025 vs. YTD 2024 26 (unaudited, $ in millions) Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Net income (loss) $ (12.0) $ (283.1) $ 56.0 $ (274.1) Adjustments: Depreciation & amortization $ 23.5 $ 28.5 $ 48.9 $ 56.4 Income taxes (4.8) 13.3 19.9 16.4 Total interest expense, net 13.4 23.3 27.4 47.1 Impairments — 27.2 — 27.2 Impact of purchase accounting on inventory step-up — — 1.8 — Changes in level 3 fair value financial instruments 2.9 0.1 (6.6) 0.6 Severance and restructuring costs 0.5 17.1 (0.8) 16.6 Exit and disposal costs — 13.3 — 13.3 Acquistion and divestiture costs — — 0.2 — Loss on sale of assets — 40.0 12.2 40.0 Settlement charge, net — 110.2 — 110.2 Contingent consideration milestone — — (50.0) — Other income (expense), net item 5.0 — (2.9) 3.1 Total adjustments $ 40.5 $ 273.0 $ 50.1 $ 330.9 Adjusted EBITDA $ 28.5 $ (10.1) $ 106.1 $ 56.8 Total revenues $ 140.9 $ 254.7 $ 363.1 $ 555.1 Net income (loss) margin (9) % (111) % 15% (49) % Adjusted EBITDA margin 20% (4) % 29% 10%

Reconciliations of Total Revenues to Product and Services Sales, Net and of Gross Margin and Gross Margin % to Adjusted Gross Margin and Adjusted Gross Margin % - Q2 2025 vs. Q2 2024 & YTD 2025 vs. YTD 2024 27 APPENDIX Three Months Ended June 30, Six Months Ended June 30, ($ in millions) 2025 2024 2025 2024 Total revenues $ 140.9 $ 254.7 $ 363.1 $ 555.1 Contracts and grants 10.6 6.6 23.7 14.6 Product and services sales, net $ 130.3 $ 248.1 $ 339.4 $ 540.5 Cost of product and services sales, net 66.9 296.1 155.4 440.7 Intangible asset amortization 16.2 16.3 32.5 32.5 Gross margin $ 47.2 $ (64.3) $ 151.5 $ 67.3 Gross margin % 36% (26) % 45% 12 % Add back: Changes in fair value of financial instruments Intangible asset amortization $ 16.2 $ 16.3 $ 32.5 $ 32.5 Inventory step-up provision — — 1.8 — Settlement charge, net — 110.2 — 110.2 Restructuring costs (0.1) 3.1 (1.0) 2.8 Changes in fair value of financial instruments — 0.1 — 0.6 Adjusted gross margin $ 63.3 $ 65.4 $ 184.8 $ 213.4 Adjusted gross margin % 49% 26% 54% 39%

Reconciliations of Total Debt to Net Debt1 and Leverage Ratio to Net Leverage Ratio 28 (unaudited, $ in millions) As of As of June 30, 2025 June 30, 2024 Total debt $ 700.0 $ 863.8 Less: Cash and cash equivalents 267.3 78.5 Net debt $ 432.7 $ 785.3 Twelve months ended Twelve months ended (unaudited, $ in millions) June 30, 2025 June 30, 2024 Net income (loss) $ 139.5 $ (587.0) Adjustments: Depreciation & amortization $ 101.3 $ 114.0 Income taxes 51.2 8.9 Total interest expense, net 49.3 87.5 Impairments — 245.4 Inventory step-up provision 8.0 2.0 Changes in fair value of financial instruments (5.4) 0.1 Severance and restructuring costs 5.1 36.2 Exit and disposal costs — 19.7 Acquisition and divestiture costs 0.2 1.8 Loss (gain) on sale of business and assets held for sale (52.1) 40.7 Settlement charges, net 11.5 110.2 Contingent consideration milestones (80.0) — Other expense (income), net items 3.8 0.6 Total adjustments $ 92.9 $ 667.1 Adjusted EBITDA $ 232.4 $ 80.1 Net Leverage Ratio 1.9 9.9 1. Debt amount indicated on the Company’s balance sheet is net of unamortized debt issuance costs of $32.2M and $1.6M as of June 30, 2025 and June 30, 2024, respectively.

Reconciliation of Net Income to Adjusted Net Income – Full Year 2025 Forecast 29 ($ in millions) 2025 Full Year Forecast Source Net income $40 - $65 Adjustments: Non-cash amortization charges $65 Amortization of IA and Other Income (Expense) Changes in fair value of financial instruments (7) Other Income (Expense) Severance and restructuring costs (1) Cost of products and services, net, SG&A and R&D Inventory step-up provision 5 Cost of products and services, net Loss on asset held for sale 12 Other Income (Expense) Settlement charge, net (10) SG&A Contingent consideration milestones (50) Other Income (Expense) Other expense (income), net items (3) Other Income (Expense) Tax effect (6) Total adjustments: $5 Adjusted net income $45 - $70

Reconciliation of Net Income to Adjusted EBITDA – Full Year 2025 Forecast 30 ($ in millions) 2025 Full Year Forecast Net income $40 - $65 Adjustments: Depreciation & amortization $100 Income taxes 34 Total interest expense, net 55 Inventory step-up provision 5 Changes in fair value of financial instruments (7) Severance and restructuring costs (1) Loss on assets held for sale 12 Settlement charge, net (10) Contingent consideration milestones (50) Other expense (income), net items (3) Total adjustments $135 Adjusted EBITDA $175 - $200

Reconciliations of Forecasted Total Revenues to Forecasted Product and Services Sales, Net and of Forecasted Gross Margin and Gross Margin % to Forecasted Adjusted Gross Margin and Adjusted Gross Margin % - Full Year 2025 Forecast 31 ($ in millions) 2025 Full Year Forecast Total revenues $765 - $835 Contracts & Grants (35) - (35) Product and services sales, net $730 - $800 Cost of product and services sales, net $369 - $388 Intangible asset amortization 60 Gross margin $309 - $352 Gross margin % 41% - 44% Add back: Intangible asset amortization $60 Inventory step-up provision 5 Restructuring costs (1) Adjusted gross margin $365 - $416 Adjusted gross margin % 50% - 52%

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